SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1933

May 17, 2002

Date of Report (date of earliest event reported)

PCTEL, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-27115	77-0364943
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1331 California Circle
Milpitas, CA 95035

(Address of principal executive offices)

(408) 965-2100

(Registrant’s telephone number, including area code)

ITEM 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
Exhibit Index
Exhibit 99.1

ITEM 4.   CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(b)	New Independent Auditors.

                    Effective May 17 2002, we retained PricewaterhouseCoopers LLP to perform the annual audit of our financial statements for the fiscal year ended December 31, 2002. We terminated the engagement of Arthur Andersen LLP, effective May 9, 2002. For more information on the termination of Arthur Andersen, please see our current report on Form 8-K filed on May 15, 2002.

                    During fiscal 2000 and 2001 and during the period from January 1, 2002 through May 17, 2002, neither we nor anyone acting on our behalf consulted with PricewaterhouseCoopers LLP regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of the audit opinion that might be rendered on our financial statements, nor did we (or anyone acting on our behalf) consult with PricewaterhouseCoopers LLP regarding any other matter that was the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in paragraph 304(a)(1)(v) of Item 304 of Regulation S-K).

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits. The following exhibits are filed with this report.

Exhibit Number	Description

99.1	Press Release, dated May 20, 2002

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 21, 2002

PCTEL, INC.

By:	/s/ Martin H. Singer Martin H. Singer Chief Executive Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release, dated May 20, 2002